Principal Exchange-Traded Funds
Supplement dated February 28, 2020
to the Statutory Prospectus dated November 1, 2019
(as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARIES FOR THE ETFS LISTED BELOW
Principal Contrarian Value Index
Principal Healthcare Innovators Index
Principal International Multi-Factor Core Index
Principal Millennials Index
Principal Price Setters Index
Principal Shareholder Yield Index
Principal Sustainable Momentum Index
Principal U.S. Large-Cap Multi-Factor Core Index
Principal U.S. Mega-Cap Multi-Factor Index
Principal U.S. Small-Cap Multi-Factor Index
Principal U.S. Small-MidCap Multi-Factor Core Index
Effective March 3, 2020, in the Investment Advisor and Portfolio Managers section, remove Paul S. Kim and Mark R. Nebelung from the list of portfolio managers, and add the following alphabetically to the list of portfolio managers:
Aaron J. Siebel (since 2020), Portfolio Manager

SUMMARIES FOR THE ETFS LISTED BELOW
Principal Active Global Dividend Income
Principal Active Income
Principal Investment Grade Corporate Active
Principal Spectrum Preferred Securities Active
Principal Ultra-Short Active Income

Effective March 3, 2020, in the Investment Advisor and Portfolio Managers section, remove Paul S. Kim and Daniela Spassova from the list of portfolio managers.

MANAGEMENT OF THE FUNDS

Effective March 3, 2020, delete all references to Paul S. Kim, Mark R. Nebelung and Daniela Spassova, including the entire second paragraph under Portfolio Managers.
Effective March 3, 2020, in The Manager and Advisor section, under Advisor: Principal Global Investors, LLC, add the following alphabetically to the list of portfolio managers:

Aaron J. Siebel has been with Principal® since 2005. He earned a bachelor’s degree in Finance from the University of Iowa.